UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

Iconix Brand Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd Floor, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	ICON	Nasdaq Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Iconix Brand Group, Inc. (the “Company”) held on May 7, 2019, the Company’s stockholders entitled to vote at the meeting voted: (i) for the election of the five individuals named below to serve as directors of the Company to hold office until the Company’s Annual Meeting of Stockholders to be held in 2020 and until their successors have been duly elected and qualified; (ii) for the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (iii) for, by non-binding advisory vote, the resolution approving named executive officer compensation; and (iv) for the amendment to the Company’s Certificate of Incorporation to authorize the Board of Directors to effect a reverse stock split of the issued shares of the Company’s common stock, at a reverse stock split ratio of not less than 1-for-2 and not more than 1-for-5.

(i)	The votes cast by stockholders with respect to the election of directors were as follows:

Director	Votes Cast “For”	Votes Cast “Against”	Abstentions	Broker Non-Votes
Justin Barnes	13,263,954	1,731,293	200,027	50,692,230
F. Peter Cuneo	13,080,865	2,020,341	94,068	50,692,230
Drew Cohen	13,233,878	1,699,807	261,589	50,692,230
Robert C. Galvin	13,382,627	1,618,156	194,491	50,692,230
James Marcum	12,051,248	2,944,966	239,060	50,692,230

(ii)	The votes cast by stockholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

	Votes Cast “For”	Votes Cast “Against”	Abstentions
Appointment of BDO USA, LLP	58,486,247	6,123,991	1,277,266

(iii)	The votes cast by stockholders with respect to the proposal to approve, by non-binding advisory vote, the resolution approving named executive officer compensation were as follows:

	Votes Cast “For”	Votes Cast “Against”	Abstentions	Broker Non-Votes
Named Executive Officer Compensation	11,911,633	2,390,989	892,652	50,692,230

(iv)	The votes cast by stockholders with respect to approval the approval of the amendment to the Company’s Certificate of Incorporation to authorize the Board of Directors to effect a reverse stock split of the issued shares of the Company’s common stock, at a reverse stock split ratio of not less than 1-for-2 and not more than 1-for-5 were as follows:

	Votes Cast “For”	Votes Cast “Against”	Abstentions
Authorization of Reverse Stock Split	54,413,660	10,169,606	1,304,238

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

	By:	/s/ John T. McClain
Name: John T. McClain
Title: Executive Vice President and Chief Financial Officer
Date: May 8, 2019